Exhibit 4.1.9
                                EIGHTH AMENDMENT

         THIS EIGHTH AMENDMENT dated as of August 13, 2001 (this "Amendment") is to the Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated as of June 5, 1998 among U.S. AGGREGATES, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1 SECTION AMENDMENTS. Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date (as defined below):

         1.1 (a) Section 1.1 of the Credit Agreement shall be amended by adding the following definitions thereto, each in its appropriate alphabetical position:

         Eighth Amendment means the Eighth Amendment to this Agreement dated as of August 13, 2001.

                  Eighth Amendment Effective Date means the "Eighth Amendment Effective Date" as defined in the Eighth Amendment.

                  New Term C Lender means each financial institution signatory to the Eighth Amendment as a "New Term C Lender."

                  New Term C Loan - see Section 2.1.4.

                  New Term C Commitment Percentage means, with respect to any New Term C Lender, the percentage which (a) the Commitment of such Lender to make New Term C Loans is of (b) the aggregate amount of the Commitments of all New Term C Lenders to make New Term C Loans.

         (b) Section 1.1 to the Credit Agreement shall be amended by deleting the definition of "Term C Loan Commitment" and inserting the following in lieu thereof:

                  Term C Loan Commitment means, as to any Lender, the commitment of such Lender to make a Term C Loan pursuant to Section 2.1.4. As of the Eighth Amendment Effective Date, the only Lenders with remaining Term C Loan Commitments are the New Term C Lenders and the amount of each such Lender's Term C Loan Commitment on such date is set forth across from its signature to the Eighth Amendment in its capacity as a New Term C Lender. The aggregate amount of the Term C Loan Commitments as of the Eighth Amendment Effective Date is $3,000,000.

         1.2 Section 2.1.4 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.1.4 Term C Loan Commitments. Prior to the Eighth Amendment Effective Date each Term C Lender made term loans in the original aggregate principal amount of $6,000,000 to the Company as contemplated by the Seventh Amendment Supplement. Each New Term C Lender severally agrees, on the terms and conditions set forth herein, to make one or more loans (each, a "New Term C Loan") to the Company from time to time from and after the Eighth Amendment Effective Date to but excluding September 30, 2001 in an amount equal to such New Term C Lender's New Term C Commitment Percentage of such aggregate amount of New Term C Loans as the Company may request under such Lenders' Commitments to make New Term C Loans; provided, that no New Term C Lender shall be required to make any New Term C Loan if, after giving effect thereto,
         (x) the aggregate principal amount of all New Term C Loans made by all New Term C Lenders would exceed $3,000,000 or (y) the aggregate principal amount of all New Term C Loans made by such New Term C Lender would exceed the amount set forth opposite such Lender's signature to the Eighth Amendment in its capacity as a "New Term C Lender". All such loans referred to in the two immediately preceding sentences (including the New Term C Loans) are collectively referred to herein as the "Term C Loans". Amounts repaid with respect to the Term C Loans may not be reborrowed. Notwithstanding the last sentence of Section 2.3, borrowings of Term C Loans may be made in minimum amounts of $500,000 or higher integral multiples of $50,000.

         1.3 Section 2.3 of the Credit Agreement shall be amended by adding the following at the end thereof:

         Notwithstanding anything to the contrary herein, any borrowing of New Term C Loans shall be made by the New Term C Lenders in accordance with their respective New Term C Commitment Percentages, and any Term C Lender that is not a New Term C Lender shall have no obligation to make any New Term C Loan.

         1.4 Section 5.6 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  5.6 Fee. The Company shall be, and hereby is, obligated to pay the Term C Lenders a fee of $1,275,000, to be allocated among the Term C Lenders as provided in this Section 5.6, on the earlier to occur of
         (x) the closing of the Southeastern Asset Sale and (y) September 28, 2001. Each Term C Lender shall receive its allocable portion of $1,150,000 of this fee in accordance with its original Term C Commitment Percentage. Each New Term C Lender shall receive its allocable portion of the $125,000 balance of this fee in accordance with its New Term C Commitment Percentage. The Company shall pay the entire amount of this $1,275,000 fee to the Agent on or before the date required therefor pursuant to the first sentence of this Section 5.6, and the Agent shall allocate and distribute the fee among the Term C Lenders and the New Term C Lenders as provided in the immediately preceding two sentences of this Section 5.6.

         1.5 Section 6.1.3 of the Credit Agreement shall be amended by deleting the last sentence thereof and inserting in its place:

         From and after the Eighth Amendment Effective Date, all reductions of the Term C Loan Commitments shall be pro rata among the New Term C Lenders according to their respective New Term C Commitment Percentages.

         1.6 Section 11 of the Credit Agreement shall be amended by adding the following Section 11.4:

                  11.4 New Term C Loans. The obligation of each New Term C Lender to make each New Term C Loan is, in addition to being subject to the conditions set forth in Section 11.3, subject to the conditions precedent that the proceeds of such New Term C Loan shall be used for one or more expenditures (including, without limitation, all interest that would be payable in cash on the Loans at any time from and including the Eighth Amendment Effective Date to and through September 30, 2001) described in the budget of the Company delivered to the Lenders prior to the Eighth Amendment Effective Date, as such budget may be amended from time to time with the approval of the Required Lenders. The Company shall, in connection with requesting each borrowing of New Term C Loans, deliver to the Agent a certificate certifying that the proceeds of the New Term C Loans requested will be used for such purpose.

         SECTION 2 WAIVERS. Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date, the Required Lenders hereby waive (i) any Event of Default caused by the Company's noncompliance with Section 10.6.4 of the Credit Agreement for the period ended June 30, 2001 and (ii) any Event of Default under Section 12.1.2 of the Credit Agreement caused by (x) any default under the 1996 Subordinated Notes, the 1998 Subordinated Notes, the 2001 Subordinated Note, and the Note and Warrant Purchase Agreement, (y) any default under any of (1) the Master Lease Agreement dated as of September 10, 1997 by and between BancBoston Leasing, Inc.("BBL") and SRM Aggregates, Inc. ("SRM Aggregates"), (2) the Equipment Acquisition Agreement dated as of January 20, 2000 between BBL and SRM Aggregates, Master Lease Agreement No. 34577 dated as of September 25, 2000 between Fleet Capital Corporation ("FCC") and SRM Aggregates, (3) any of the Equipment Acquisition Agreements dated as of September 25, 2000 between FCC and SRM Aggregates with respect to the Mulberry Quarry -- Crushing Plant, the Pride Quarry -- Rail and Barge Loadout and the Pride Quarry Addition, (4) Master Lease Agreement by and between BBL and Sandia Construction, Inc., (5) Master Lease Agreement by and between BBL and Cox Transport Corporation, and (6) Master Lease Agreement by and between BBL and Geodyne, Inc. (now known as Geodyne Beck Rock Products, Inc.) (all of the agreements referred to in this clause (y) being referred to herein as the "Fleet Lease Documents"), and (z) any default under the Subordinated Debt owing by the Company to GTCR, in each case to the extent such defaults under the agreements and instruments referred to in clauses (x), (y) and (z) above have been waived in a manner satisfactory to the Agent in its sole and absolute discretion on or prior to the Eighth Amendment Effective Date by the requisite holders of the Debt evidenced by such agreements and instruments.

         SECTION 3 AUTHORIZATION TO DELIVER FLEET RELEASES. Effective on (and subject to the occurrence of) the Eighth Amendment Effective Date, the Required Lenders hereby authorize the Agent to execute, deliver, and/or file and/or record in any appropriate offices (or to authorize the Company or any Guarantor to execute, deliver and/or file and/or record in any appropriate office) any and all releases and other instruments necessary or otherwise advisable to release the security interests and liens of the Agent in and to the equipment and other property in which BBL or FCC asserts an interest under the Fleet Lease Documents.

         SECTION 4 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 9 (excluding Sections 9.6 and 9.8) of the Credit Agreement are true and correct on and as of the Eighth Amendment Effective Date with the same effect as if made on and as of the Eighth Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) except as waived hereby, no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any Governmental Authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any Guarantor or any of their respective Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any Guarantor or any of their respective Subsidiaries; (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability; and (f) the obligation of the Company and the other Loan Parties to repay the Loans and the other obligations under the Loan Documents is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to payment of such obligations.

         SECTION 5 EFFECTIVENESS. The amendments set forth in Section 1 above and the waivers set forth in Section 2 above shall become effective as of the date hereof on such date (the "Eighth Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and each of the pertinent Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Agent:

         5.1 Reaffirmation. Counterparts of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by the Company, each Guarantor and each Pledgor.

         5.2 Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment, the Amended Credit Agreement and each other Loan Document contemplated by this Amendment to which the Company is a party.

         5.3 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of the Company, certifying the names of the officer or officers of the Company authorized to sign this Amendment and the other Loan Documents contemplated hereby to which the Company is a party, together with a sample of the true signature of each such officer.

         5.4 Subordinated Debt Waiver. The holders of the 1996 Subordinated Notes, the 1998 Subordinated Notes and the 2001 Subordinated Note shall have waived, in form and substance satisfactory to the Agent, any default under
Section 8O of the Note and Warrant Purchase Agreement with respect to the period ended June 30, 2001.

         5.5 Fleet Loan Documents. Each of BBL and FCC shall have waived, in form and substance satisfactory to the Agent, any default under the Fleet Lease Documents.

         5.6 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

SECTION 6 MISCELLANEOUS.

         6.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Eighth Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement. The waivers contained in Section 2 hereof are limited strictly to their terms and shall not apply to non-compliance with any other term of any Loan Document.

         6.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
         6.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel and the reasonable fees of PricewaterhouseCoopers, L.L.P. ("PwC"), which shall continue to be retained as financial advisor to the Agent) in connection with the preparation, execution and delivery of this Amendment and the ongoing work being done by PwC in connection with the workout of the Company's Debt.

         6.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed within the State of Illinois.

         6.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         6.6 Loan Document. This Amendment is a Loan Document.

         SECTION 7 RELEASE OF CLAIMS. THE COMPANY HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF THE COMPANY TO REPAY THE AGENT OR ANY LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. THE COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDERS, AND THE AGENT'S AND EACH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT OR ANY SUCH LENDER, AND THE AGENT'S OR SUCH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

        Delivered as of the day and year first above written.


                                   U.S. AGGREGATES, INC.

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   BANK OF AMERICA, N.A., as Agent


                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   BANK OF AMERICA, N.A., as a Lender and
                                   as Issuing Lender


                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   FLEET NATIONAL BANK (formerly known
                                   as BankBoston, N.A.), as a Lender


                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   NATIONAL CITY BANK, as a Lender

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------

                                   BANK OF SCOTLAND, as a Lender

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------

                                   IBJ WHITEHALL BANK AND TRUST
                                   COMPANY, as a Lender


                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   COMERICA BANK - CALIFORNIA, as a Lender

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   ZIONS FIRST NATIONAL BANK, as a Lender


                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   UNION BANK OF CALIFORNIA, N.A., as a Lender

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------

                                   PILGRIM PRIME RATE TRUST, as a Lender

                                   By: Pilgrim Investments, Inc.,
                                       as its Investment Manager

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------

                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research,
                                       as Investment Advisor

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                   By: Eaton Vance Management,
                                       as Investment Advisor

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------

                                   EATON VANCE SENIOR INCOME TRUST

                                   By: Eaton Vance Management,
                                       as Investment Advisor

                                  By:
                                      --------------------------------

                                  Title:
                                      --------------------------------


                                  KZH-HIGHLAND - 2 LLC

                                  By:
                                     ---------------------------------
                                  Title:
                                        ------------------------------

                                ARCHIMEDES FUNDING, LLC

                                By: ING Capital Advisors, LLC, as
                                Collateral Manager



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

                                ARCHIMEDES FUNDING III, LLC

                                By: ING Capital Advisors, LLC, as
                                Collateral Manager



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


                                SEQUILS-ING 1 (HBDGM), LTD.

                                By: ING Capital Advisors, LLC, as
                                Collateral Manager



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


                                BANK ONE, N.A.



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


                                BRANCH BANKING AND TRUST COMPANY



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

                                HIGHLAND CRUSADER OFFSHORE PARTNERS



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

NEW TERM C LENDERS:

New Term C Commitment:
---------------------

$710,560.44                     BANK OF AMERICA, N.A.



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$251,054.00                     NATIONAL CITY BANK



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$236,842.21                     BANK OF SCOTLAND



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$236,842.21                     IBJ WHITEHALL BANK AND TRUST COMPANY



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$0.00                           COMERICA BANK - CALIFORNIA



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$477,818.99                     ZIONS FIRST NATIONAL BANK



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$216,435.00                     UNION BANK OF CALIFORNIA, N.A.



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$233,387.45                     PILGRIM PRIME RATE TRUST



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$186,320.19                     SENIOR DEBT PORTFOLIO



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$12,509.11                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$33,357.62                      EATON VANCE SENIOR INCOME TRUST



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

$109,643.82                     ARCHIMEDES FUNDING III, LLC



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$109,643.82                     SEQUILS - ING 1 (HBDGM), LTD.

                                  By:     ING Capital Advisors, LLC, as
                                  Collateral Agent


                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$0.00                             BANK ONE, NA



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------


$185,585.16                       BRANCH BANKING AND TRUST COMPANY



                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

$0.00                             HIGHLAND CRUSADER OFFSHORE PARTNERS


                                By:
                                    --------------------------------

                                Title:
                                    --------------------------------

                                    EXHIBIT A
                              FORM OF REAFFIRMATION
                                OF LOAN DOCUMENTS


                             as of August [12], 2001


Bank of America, N.A., as Agent
and the other parties to the Third
Amended and Restated Credit
Agreement referred to below
1455 Market Street
San Francisco, California  94103
Attn:  Agency Management Services #5596

                                   Re:  Reaffirmation of Loan Documents



Ladies and Gentlemen:

        Please refer to:

         1. The Amended and Restated Security Agreement dated as of June 5, 1998 (the "Security Agreement") among U.S. Aggregates, Inc. (the "Company"), Western Aggregates Holding Corporation, a Delaware corporation, Jensen Construction and Development, Inc., a Nevada corporation, Sandia Construction, Inc., a Nevada corporation, Cox Rock Products Inc., a Utah corporation, Cox Transport Corporation, a Utah corporation, SRM Holdings Corp., a Delaware corporation, SRM Aggregates, Inc., an Alabama corporation, A-Block Company, Inc., an Arizona corporation, A-Block Company, Inc., a California corporation, Mohave Concrete and Materials, Inc., an Arizona corporation, Mohave Concrete and Materials, Inc., a Nevada corporation, Mulberry Rock Corporation, a Georgia corporation, Valley Asphalt, Inc., a Utah corporation, BHY Ready Mix, Inc., a Tennessee corporation, Geodyne Beck Rock Products, Inc., a Utah corporation, Western Rock Products Corp., a Utah corporation, Tri-State Testing Laboratories, Inc., a Utah corporation, Dekalb Stone, Inc., a Georgia corporation, Bradley Stone & Sand, Inc., a Tennessee corporation, Monroc, Inc., a Delaware corporation, Western Aggregates, Inc., a Utah corporation, Eagle Valley Materials, Inc., Nevada Aggregates, Inc., Bama Crushed Corporation, Grove Materials Corporation and Bank of America, N.A. in its capacity as Agent (in such capacity, the "Agent");

         2. The Amended and Restated Guaranty dated as of June 5, 1998 (the "Guaranty") executed in favor of the Agent and various other parties by Western Aggregates Holding Corporation, Jensen Construction and Development, Inc., Sandia Construction, Inc., Cox Rock Products Inc., Cox Transport Corporation, SRM Holdings Corp., SRM Aggregates, Inc., A-Block Company, Inc., A-Block Company, Inc., Mohave Concrete and Materials, Inc., Mohave Concrete and Materials, Inc., Mulberry Rock Corporation, Valley Asphalt, Inc., BHY Ready Mix, Inc., Geodyne Beck Rock Products, Inc., Western Rock Products Corp., Tri-State Testing Laboratories, Inc., Dekalb Stone, Inc.,

Bradley Stone & Sand, Inc., Monroc, Inc., Eagle Valley Materials, Inc., Nevada Aggregates, Inc., Bama Crushed Corporation, Grove Materials Corporation;

        3.       The following Pledge Agreements:

         (a) the Amended and Restated Company Pledge Agreement dated as of June 5, 1998 between the Company and the Agent, and

         (b) the Amended and Restated Subsidiary Pledge Agreement dated as of June 5, 1998 between Western Aggregates Holding Corp., Western Rock Products Corp., SRM Holdings Corp., Southern Ready Mix, Inc., Monroc, Inc., and the Agent, (all of the foregoing Pledge Agreements, in each case as heretofore amended, being collectively referred to herein as the "Pledge Agreements").

         4. The Patent Security Agreement made as of March 30, 1995 by Cox Rock Products Inc. in favor of the Agent (the "Patent Security Agreement").

         5. Each other Loan Document (as defined in the Credit Agreement referred to below).

        The Security Agreement, the Guaranty, the Pledge Agreements, the Patent Security Agreement and the other Loan Documents referred to above, in each case as heretofore amended, are collectively referred to herein as the "Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

        Each of the undersigned acknowledges that the Company, the Banks and the Agent have executed the Eighth Amendment (the "Amendment") to the Third Amended and Restated Credit Agreement dated as of June 5, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        Each of the undersigned hereby (i) confirms that each Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment, (ii) acknowledges and agrees that its obligations under the Documents are absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever thereto and (iii) VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDERS, AND THE AGENT'S AND LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE FOREGOING AMENDMENT IS EXECUTED, WHICH IT MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT OR ANY SUCH LENDER, AND THE AGENT'S OR SUCH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER DOCUMENT, AND NEGOTIATION AND EXECUTION OF THE FOREGOING AMENDMENT.

        The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                        U.S. AGGREGATES, INC.

                                      By:_______________________________
                                      Title:____________________________


                                      SRM HOLDINGS CORP.

                                      By:________________________________
                                      Title:_____________________________


                                      WESTERN AGGREGATES HOLDING CORP.

                                      By:________________________________
                                      Title:_____________________________


                                      WESTERN ROCK PRODUCTS CORP.

                                      By:________________________________
                                      Title:_____________________________


                                      JENSEN CONSTRUCTION & DEVELOPMENT, INC.

                                      By:________________________________
                                      Title:_____________________________

                                      SANDIA CONSTRUCTION, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      TRI-STATE TESTING LABORATORIES, INC.

                                      By:________________________________
                                      Title:_____________________________

                                      MOHAVE CONCRETE AND MATERIALS, INC.,
                                      a Nevada corporation

                                      By:________________________________
                                      Title:_____________________________


                                      MOHAVE CONCRETE AND MATERIALS, INC.,
                                      an Arizona corporation

                                      By:________________________________
                                      Title:_____________________________


                                      A-BLOCK COMPANY, INC.,
                                      an Arizona corporation

                                      By:________________________________
                                      Title:_____________________________


                                      A-BLOCK COMPANY, INC.,
                                      a California corporation

                                      By:________________________________
                                      Title:_____________________________

                                      COX ROCK PRODUCTS, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      COX TRANSPORT CORPORATION

                                      By:________________________________
                                      Title:_____________________________


                                      VALLEY ASPHALT, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      GEODYNE BECK ROCK PRODUCTS, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      SRM AGGREGATES, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      DEKALB STONE, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      MULBERRY ROCK CORPORATION

                                      By:________________________________
                                      Title:_____________________________

                                      BHY READY MIX, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      BRADLEY STONE & SAND, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      MONROC, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      WESTERN AGGREGATES, INC.

                                      By:________________________________
                                      Title:_____________________________


                                      EAGLE VALLEY MATERIALS, INC.

                                      By:________________________________
                                      Title:________________________

                                      NEVADA AGGREGATES, INC.

                                      By:________________________________
                                      Title:_____________________________

                                      BAMA CRUSHED CORPORATION

                                      By:________________________________
                                      Title:__________________________

                                      GROVE MATERIALS CORPORATION

                                      By:________________________________
                                      Title:_____________________________


ACKNOWLEDGED AND AGREED
as of the date first written above

BANK OF AMERICA, N.A., as Agent


By:________________________________
Title:_______________________________